UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2006

BENACQUISTA GALLERIES, INC.
(Exact name of registrant as specified in its chapter)

Nevada	333-104132	71-0928242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6870 La Valle Plateada Rancho Santa Fe, California	92067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858)525-5695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 18, 2006, the Company entered into a Stock Purchase Agreement with Whole In One Products, Inc. (“Whole In One”), a Nevada corporation, for the purchase of 4, 900,000 shares of Whole In One’s restricted voting common stock in consideration of $10,000 US. Whole In One is a health and nutritional product development and distribution company, based in Los Angeles, CA. California. Whole In One’s initial products under development are Whole In One Sports Bar™, Golfer’s Liquid Organics™ and RA Suncreen.™ . Whole In One is lead by CEO Miguel Rivera, a professional golfer and /consultant with Titleist®, a world leader in golf club and golf ball manufacturer, as well as a sponsor of prestigious tournaments world wide.

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benacquista Galleries, Inc.
(Registrant)

Date: December 18, 2006	By:	/s/ James Price
James Price
Chief Executive Officer